Financial instruments risk	12 Months Ended
Dec. 31, 2018
Financial instruments risk [Abstract]
Financial instruments risk
26	Financial instruments risk

The Group is exposed to various risks in relation to financial instruments. The Group’s financial assets and liabilities by category are summarized in Note 14. The main types of risks are market risk, credit risk and liquidity risk.

The Group’s risk management is coordinated at its headquarters, in close cooperation with the board of directors, and focuses on actively securing short to medium-term cash flows by minimizing the exposure to volatile financial markets.

The Group does not actively engage in the trading of financial assets for speculative purposes nor does it write options. The most significant financial risk to which the Group is exposed are described below:

Market risk
Currency risk
The monetary position for Grupo TMM may be materially affected by variances in the exchange rate between the US dollar and the Mexican peso due to the Company’s significant operations in Mexico. The Company does not cover this exposure. Grupo TMM minimizes its exposure effects in foreign currency by contracting financial debt in Mexican pesos.

Grupo TMM also faces transactional currency exposure. This exposure derives from sales and acquisitions made in currencies other than Mexican pesos, Grupo TMM’s functional currency. At December 31, 2018 and 2017, approximately 45% and 75%, respectively of Grupo TMM’s sales are denominated in US dollars, while approximately 25% the costs and expenses for both years are denominated in US dollars.

At December 31, 2018 and 2017, the Company held monetary assets and liabilities denominated in foreign currencies other than the Mexican peso, translated at the corresponding interbank exchange rate as related to the Mexican peso, as follows:

	2018		2017
	US $	Other currencies	US $	Other currencies
Assets	$484,443	$1,108	$548,919	$1,120
Liabilities	(637,953)	(103,096)	(828,367)	(134,547)
	$(153,510)	$(101,988)	$(279,448)	$(133,427)

At December 31, 2018 and 2017, the exchange rate was Ps 19.6566 and Ps 19.7354 per US dollar, respectively.

At April 29, 2018, release date of the consolidated financial statements, the net position in US dollars, unaudited, was similar to that at December 31, 2018, and the exchange rate was $19.0942 (per dollar).

Sensitivity analysis
The following table shows for the years ended December 31, 2018 and 2017, the sensitivity in operations associated with to the financial assets and liabilities of Grupo TMM and the exchange rate; US dollar (USD)/peso “considering that the rest of the conditions remain unchanged”. Assuming a variance of +/- 0.04% for 2018 and 4.73% for 2017 in the peso/USD exchange rate. This percentage was determined based on the volatility of the average exchange rate market over the past 12 months. The sensitivity analysis is based on financial instruments in foreign currency held by Grupo TMM on the reporting date.

If the peso had strengthened or weakened against the USD by 0.04% for 2018 and 4.73% for 2017, this would have had the following impact on the monetary position:

	2018		2017
	0.04% Increase in the exchange rate	0.04% decrease in the exchange rate	4.73% Increase in the exchange rate	4.73% decrease in the exchange rate
Assets in US dollars	$155	$(155)	$25,989	$(25,989)
Assets in other currencies	(204)	204	53	(53)
Liabilities in US dollars	(33)	33	(39,219)	39,219
Liabilities in other currencies	-	-	(6,370)	6,370
	$(82)	82	$(19,547)	$19,547

The exposure to exchange rates varies during each year, depending on the volume of overseas operations or in foreign currency; however, the above analysis is considered representative of Grupo TMM’s exposure to currency risk.

Interest rate risks
Grupo TMM’s exposure to the risk of changes in market interest rates is related principally to the long-term debt obligations of Grupo TMM at a variable interest rate.

Grupo TMM’s policy is to obtain fixed rated instruments on its loans and, when a loan has a variable interest rate, the Company’s policy is to obtain all needed derivative financial instruments in order to fix this rate. At December 31, 2018, the Company had $288.0 and $327.4 million pesos of debt contracted on fixed and variable rates, respectively. At December 31, 2017, the debt contracted on fixed and variable rates was $319.6 and $578.3 million pesos, respectively.

Sensitivity analysis
The following table illustrates the sensitivity in operations at December 31, 2018 and 2017 to a reasonably possible change in the interest rates of +/- 1%. These changes are considered to be reasonably possible based on the current market conditions. The calculations are based on a variance in the average market interest rate for each period and the financial instruments on the reporting date that are sensitive to variances in the interest rates. The rest of the variables remain constant.

	2018		2017
	+1% Variance	-1% Variance	+1% Variance	-1% Variance
Profit or loss for the year	$(1,439)	$1,439	$(2,048)	$2,048

The impact shown in the above sensitivity is considered the same both in the results of operations and in stockholders’ equity.

Concentration of risk
For the year ended December 31, 2018, the Company obtained revenues from TMM DM (related party), Grupo Celanese and Helmsley Management, which represented 17%, 10% and 9%, respectively. None of the remaining customers represent more than 4% of its total revenues. For the year ended December 31, 2017, the Company obtained revenues from Pemex Exploracion y Produccion, P.M.I Trading Limited and Fieldwood Energy E&P Mexico, which represented 16%, 13%, and 13%, respectively. None of the remaining customers represents more than 5% of the total revenues.

The Company permanently monitors the industry development in which its major clients operate, including significant key indicators such as oil prices, to consider it in the process of recognition and measurement of assets and liabilities in the consolidated financial statements.

Credit risk
Credit risk is managed on a group basis, based on the credit risk management policies and procedures of the Group.

Credit risk with respect to cash balances maintained in banks and sight deposits is managed through diversification of bank deposits that are only made with high credited financial institutions. For other receivables, other than trade accounts receivable and contractual assets, the balances are considered immaterial and whose risk of default is null.

The Group continuously monitors the creditworthiness of customers, based on its experience and customer profiles defined by Management. The Group’s policy is to deal only with creditworthy counterparties. Credit terms range between 30 and 90 days. Credit terms negotiated with customers are subject to an internal approval process that considers the experience and profile of the customer. Current credit risk is managed by a periodic review of the accounts receivable aging analysis, together with credit limits per customer.

Trade accounts receivable consist of a large number of customers in various industries and geographical areas.

Guarantees (collateral)
The Group does not maintain any guarantee on its trade accounts receivable. In addition, the Company does not have guarantees related to other financing (i.e., other receivables, cash and cash equivalents held in banks).

Trade accounts receivable
The Group applies the IFRS 9 simplified model of recognizing lifetime expected credit losses for all trade receivables as these items do not have a significant financing component.

In measuring the expected credit losses, the trade receivables have been assessed on a collective basis as they possess shared credit risk characteristics. They have been grouped based on the days past due and also according to the geographical location of customers.

Expected credit loss rates are based on the sales payment profile over the last 48 months prior to December 2018 and January 1, 2018, respectively, as well as the corresponding historical credit losses during that period. Historical rates are adjusted to reflect current and future macroeconomic factors that affect the customer’s ability to liquidate the unpaid balance.

Trade receivables are written off (ie. derecognized) when there is no reasonable expectation of recovery. Failure to make payments within 180 days from the invoice date and failure to engage with the Group on alternative payment arrangement amongst other is considered indicators of no reasonable expectation of recovery. However, industry and client’s practices could generate balances with more than 180 days of aging, for which conclusion is that those balances will be collected.

Pursuant to the foregoing, the expected credit loss for trade accounts receivable as at December 31, 2018 and January 1, 2018 was determined as follows:

	Trade accounts receivable days in arrears
	Current	More than 30 days	More than 60 days	More than 90 days	Total
As at December 31, 2018
Expected credit loss rate	0.0%	0.0%	5.0%	28.6%	-
Gross carrying value	$143,566	$15,935	$12,905	$75,777	$248,183
Expected credit losses during the lifetime	-	-	645	21,658	22,303

As at December 31, 2017
Expected credit loss rate	0.0%	0.0%	10.3%	90.3%	-
Gross carrying value	$192,971	$23,146	$3,569	$30,951	$250,637
Expected credit losses during the lifetime	-	-	368	27,942	28,310

Liquidity risk
The goal of Grupo TMM is to maintain a balance between the continuity of loans and flexibility through the use of bank loans and securitizations. At December 31, 2018 and 2017, only 36% and 56%, respectively, of Grupo TMM’s financial liabilities are due within the next 12 months.

At December 31, 2018 and 2017, the financial liabilities of Grupo TMM have contractual maturities (including interest payments as applicable) are summarized as follows:

	Current		Non-Current
	In 6 months	6 to 12 months	1 to 4 years	More than 4 Years
At December 31, 2018
Trade payables	$-	$240,090	$-	$-
Accounts payable and accrued expenses	-	357,523	-	-
Financial debt	83,185	140,177	392,063	-
	$83,185	$737,790	$392,063	$-

At December 31, 2017
Trade payables	$-	$169,072	$-	$-
Accounts payable and accrued expenses	-	366,918	-	-
Financial debt	333,814	168,547	396,257	-
	$333,814	$704,537	$396,257	$-

The above amounts reflect the contractual cash flows without discount, which may differ from the values registered in the liabilities on the reporting date.